Exhibit 4.5

MPT OF MOUNTAIN VIEW, LLC,

as Guarantor,

MPT OPERATING PARTNERSHIP, L.P.

and

MPT FINANCE CORPORATION,

as Issuers,

MEDICAL PROPERTIES TRUST, INC.,

as Parent and a Guarantor,

the other GUARANTORS named herein,

as Guarantors,

and

WILMINGTON TRUST COMPANY,

as Trustee

SECOND SUPPLEMENTAL INDENTURE

Dated as of October 3, 2011

To

INDENTURE

Dated as of April 26, 2011

6.875% Senior Notes due 2021

SECOND SUPPLEMENTAL INDENTURE

SECOND SUPPLEMENTAL INDENTURE (this “Second Supplemental Indenture”), dated as of October 3, 2011, by and among MPT of Mountain View, LLC, a Delaware limited liability company (the “New Guaranteeing Subsidiary”), MPT Operating Partnership, L.P., a Delaware limited partnership (“Opco”), MPT Finance Corporation, a Delaware corporation (“Finco” and, together with Opco, the “Issuers”), Medical Properties Trust, Inc., a Maryland corporation (the “Parent”), as Guarantor, each of the other Guarantors (as defined in the Indenture), as Guarantors, and Wilmington Trust Company, existing under the laws of the United States of America, as Trustee (the “Trustee”).

WITNESSETH

WHEREAS, the Issuers and the Guarantors have heretofore executed and delivered an Indenture, dated as of April 26, 2011 (the “Base Indenture”), as supplemented by that certain First Supplemental Indenture, dated as of August 10, 2011 (the “First Supplemental Indenture,” and together with the Base Indenture, the “Indenture”), providing for the issuance by the Issuers of the 6.875% Senior Notes due 2021 (the “Notes”);

WHEREAS, pursuant to Section 9.01(a)(4) of the Indenture, the Issuers, the Guarantors and the Trustee may supplement the Indenture without the consent of any Holders in order to add Guarantees with respect to the Notes;

WHEREAS, as of October 3, 2011, the New Guaranteeing Subsidiary Guaranteed the Credit Agreement, and pursuant to Section 4.14(a) of the Indenture, the New Guaranteeing Subsidiary is required to become a Guarantor under the Indenture;

WHEREAS, the Indenture requires that an entity that constitutes a Guarantor shall join the Issuers and the existing Guarantors in executing and delivering to the Trustee a supplemental indenture pursuant to which such entity shall unconditionally Guarantee, on a joint and several basis, the full and prompt payment of the principal of, premium, if any, and interest in respect of the Notes on a senior basis and all other obligations under the Indenture; and

WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee is authorized to execute and deliver this Second Supplemental Indenture.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Issuers, the Guarantors, the Trustee and the New Guaranteeing Subsidiary mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

1. CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture. The rules of interpretation set forth in the Indenture shall be applied here as if set forth in full herein.

2. AGREEMENT TO GUARANTEE. The New Guaranteeing Subsidiary hereby agrees to provide an unconditional Guarantee on the terms and subject to the conditions set forth in the Indenture including but not limited to Article 10 thereof.

3. MISCELLANEOUS PROVISIONS.

(a) The Trustee makes no undertaking or representation in respect of, and shall not be responsible in any manner whatsoever for and in respect of, the validity or sufficiency of this Second Supplemental Indenture or the proper authorization or the due execution hereof by the Issuers or for or in respect of the recitals and statements contained herein, all of which recitals and statements are made solely by the Issuers.

(b) On the date hereof, the Indenture shall be supplemented and amended in accordance herewith, and this Second Supplemental Indenture shall form part of the Indenture for all purposes, and the Holder of every Note heretofore or hereafter authenticated and delivered under the Indenture shall be bound thereby. The Trustee accepts the trusts created by the Indenture, as amended and supplemented by this Second Supplemental Indenture, and agrees to perform the same upon the terms and conditions of the Indenture, as amended and supplemented by this Second Supplemental Indenture.

(c) This Second Supplemental Indenture shall be deemed to be incorporated in, and made a part of, the Indenture. The Indenture, as amended and supplemented by this Second Supplemental Indenture, shall be read, taken and construed as one and the same instrument and all the provisions of the Indenture shall remain in full force and effect in accordance with the terms thereof and as amended and supplemented by this Second Supplemental Indenture.

(d) THIS SECOND SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(e) This Second Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

[Signature Pages Follow]

3

IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture to be duly executed and attested, all as of the date first above written.

MPT OPERATING PARTNERSHIP, L.P.,
as Issuer,

By:	/s/ R. Steven Hamner
	Name:	R. Steven Hamner
	Title:	Executive Vice President and Chief Financial Officer

MPT FINANCE CORPORATION, as Issuer,

By:	/s/ R. Steven Hamner
	Name:	R. Steven Hamner
	Title:	Executive Vice President and Chief Financial Officer

MEDICAL PROPERTIES TRUST, INC., as Parent and a Guarantor,

By:	/s/ R. Steven Hamner
	Name:	R. Steven Hamner
	Title:	Executive Vice President and Chief Financial Officer

MEDICAL PROPERTIES TRUST, INC.

By:	/s/ R. Steven Hamner
	Name:	R. Steven Hamner
	Title:	Executive Vice President and Chief Financial Officer

SECOND SUPPLEMENTAL INDENTURE SIGNATURE PAGE

MPT OF DESOTO, LLC
MPT OF VICTORVILLE, LLC
MPT OF BUCKS COUNTY, LLC
MPT OF BLOOMINGTON, LLC
MPT OF COVINGTON, LLC
MPT OF DENHAM SPRINGS, LLC
MPT OF REDDING, LLC
MPT OF CHINO, LLC
MPT OF SHERMAN OAKS, LLC
MPT OF DALLAS LTACH, LLC
MPT OF PORTLAND, LLC
MPT OF WARM SPRINGS, LLC
MPT OF VICTORIA, LLC
MPT OF LULING, LLC
MPT OF HUNTINGTON BEACH, LLC
MPT OF WEST ANAHEIM, LLC
MPT OF LA PALMA, LLC
MPT OF PARADISE VALLEY, LLC
MPT OF SOUTHERN CALIFORNIA, LLC
MPT OF TWELVE OAKS, LLC
MPT OF SHASTA, LLC
MPT OF WEBSTER, LLC
MPT OF TUCSON, LLC
MPT OF BOSSIER CITY, LLC
MPT OF WEST VALLEY CITY, LLC
MPT OF IDAHO FALLS, LLC
MPT OF POPLAR BLUFF, LLC
MPT OF BENNETTSVILLE, LLC
MPT OF DETROIT, LLC
MPT OF BRISTOL, LLC
MPT OF NEWINGTON, LLC
MPT OF ENFIELD, LLC
MPT OF PETERSBURG, LLC
MPT OF FAYETTEVILLE, LLC
4499 ACUSHNET AVENUE, LLC
8451 PEARL STREET, LLC
MPT OF GARDEN GROVE HOSPITAL, LLC
MPT OF GARDEN GROVE MOB, LLC
MPT OF SAN DIMAS HOSPITAL, LLC
MPT OF SAN DIMAS MOB, LLC
MPT OF CHERAW, LLC
MPT OF FT. LAUDERDALE, LLC.
MPT OF PROVIDENCE, LLC
MPT OF SPRINGFIELD, LLC
MPT OF WARWICK, LLC
MPT OF RICHARDSON, LLC

SECOND SUPPLEMENTAL INDENTURE SIGNATURE PAGE

MPT OF ROUND ROCK, LLC
MPT OF SHENANDOAH, LLC
MPT OF HILLSBORO, LLC
MPT OF FLORENCE, LLC
MPT OF CLEAR LAKE, LLC
MPT OF TOMBALL, LLC
MPT OF GILBERT, LLC
MPT OF CORINTH, LLC
MPT OF BAYONNE, LLC
MPT OF ALVARADO, LLC
MPT OF MORGANTOWN, LLC

By:	MPT OPERATING PARTNERSHIP, L.P.,
sole member of each of the above entities

	By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

		By:	MEDICAL PROPERTIES TRUST, INC,
its sole member

			By:	/s/ R. Steven Hamner
				Name:	R. Steven Hamner
				Title:	Executive Vice President and
Chief Financial Officer

SECOND SUPPLEMENTAL INDENTURE SIGNATURE PAGE

MPT OF DESOTO, L.P.
By:	MPT OF DESOTO, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P.,
its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

By:	MEDICAL PROPERTIES TRUST, INC,
its sole member

MPT OF BUCKS COUNTY, L.P.
By:	MPT OF BUCKS COUNTY, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P.,
its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC,
its sole member

MPT OF DALLAS LTACH, L.P.
By:	MPT OF DALLAS LTACH, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P.,
its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC
its sole member

MPT OF WARM SPRINGS, L.P.
By:	MPT OF WARM SPRINGS, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P.,
its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

SECOND SUPPLEMENTAL INDENTURE SIGNATURE PAGE

			By:	MEDICAL PROPERTIES TRUST, INC,
its sole member

MPT OF VICTORIA, L.P.
By:	MPT OF VICTORIA, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P.,
its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC,
its sole member

MPT OF LULING, L.P.
By:	MPT OF LULING, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P.,
its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC,
its sole member

MPT OF HUNTINGTON BEACH, L.P.
By:	MPT OF HUNTINGTON BEACH, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P.,
its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC,
its sole member

SECOND SUPPLEMENTAL INDENTURE SIGNATURE PAGE

MPT OF WEST ANAHEIM, L.P.
By:	MPT OF WEST ANAHEIM, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC,
its general partner

			By:	MEDICAL PROPERTIES TRUST, INC, its sole member

MPT OF LA PALMA, L.P.
By:	MPT OF LA PALMA, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P.,
its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC,
its sole member

MPT OF PARADISE VALLEY, L.P.
By:	MPT OF PARADISE VALLEY, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC,
its general partner

			By:	MEDICAL PROPERTIES TRUST, INC,
its sole member

SECOND SUPPLEMENTAL INDENTURE SIGNATURE PAGE

MPT OF SOUTHERN CALIFORNIA, L.P.
By:	MPT OF SOUTHERN CALIFORNIA, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P.,
its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC,
its sole member

MPT OF TWELVE OAKS, L.P.
By:	MPT OF TWELVE OAKS, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P.,
its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC,
its sole member

MPT OF SHASTA, L.P.
By:	MPT OF SHASTA, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P.,
its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC,
its sole member

SECOND SUPPLEMENTAL INDENTURE SIGNATURE PAGE

MPT OF WEBSTER, L.P.
By:	MPT OF WEBSTER, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P.,
its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC,
its sole member

MPT OF GARDEN GROVE HOSPITAL, L.P.
By:	MPT OF GARDEN GROVE HOSPITAL, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P.,
its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC, its sole member

MPT OF GARDEN GROVE MOB, L.P.
By:	MPT OF GARDEN GROVE MOB, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P.,
its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC, its sole member

SECOND SUPPLEMENTAL INDENTURE SIGNATURE PAGE

MPT OF SAN DIMAS HOSPITAL, L.P.
By:	MPT OF SAN DIMAS HOSPITAL, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P.,
its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC, its sole member

MPT OF SAN DIMAS MOB, L.P.
By:	MPT OF SAN DIMAS MOB, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC,
its general partner

			By:	MEDICAL PROPERTIES TRUST, INC, its sole member

MPT OF RICHARDSON, L.P.
By:	MPT OF RICHARDSON, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P.,
its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC, its sole member

SECOND SUPPLEMENTAL INDENTURE SIGNATURE PAGE

MPT OF ROUND ROCK, L.P.
By:	MPT OF ROUND ROCK, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P.,
its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC, its sole member

MPT OF SHENANDOAH, L.P.
By:	MPT OF SHENANDOAH, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P.,
its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC, its sole member

MPT OF HILLSBORO, L.P.
By:	MPT OF HILLSBORO, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P.,
its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC, its sole member

SECOND SUPPLEMENTAL INDENTURE SIGNATURE PAGE

MPT OF CLEAR LAKE, L.P.
By:	MPT OF CLEAR LAKE, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P.,
its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC, its sole member

MPT OF TOMBALL, L.P.
By:	MPT OF TOMBALL, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P.,
its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC, its sole member

MPT OF CORINTH, L.P.
By:	MPT OF CORINTH, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P.,
its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC, its sole member

SECOND SUPPLEMENTAL INDENTURE SIGNATURE PAGE

MPT OF ALVARADO, L.P.
By:	MPT OF ALVARADO, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P.,
its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC, its sole member

				By:	/s/ R. Steven Hamner
					Name:	R. Steven Hamner
					Title:	Executive Vice President and Chief Financial Officer

MPT OF MOUNTAIN VIEW, LLC
By:	MPT OF IDAHO FALLS, LLC, its managing member

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC,
its general partner

			By:	MEDICAL PROPERTIES TRUST, INC, its sole member

				By:	/s/ R. Steven Hamner
					Name:	R. Steven Hamner
					Title:	Executive Vice President and Chief Financial Officer

SECOND SUPPLEMENTAL INDENTURE SIGNATURE PAGE

WILMINGTON TRUST COMPANY, as Trustee,

By:	/s/ Michael H. Wass
	Name:	Michael H. Wass
	Title:	Financial Services Officer

SECOND SUPPLEMENTAL INDENTURE SIGNATURE PAGE